UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers; Departure of Directors or Certain Officers; Election of Directors;

On May 9, 2025, Comstock Inc.’s (the “Company”) Board of Directors appointed Mr. Judd B. Merrill, as Chief Financial Officer of the Company and President of the Company’s wholly-owned mining subsidiary, Comstock Mining LLC, that, together with the Company’s other affiliated mining activities, controls all of the Company’s mineral exploration and mining assets.

Mr. Merrill, age 54, most recently served as Chief Financial Officer of Aqua Metals, Inc., (NASDAQ: AQMS) a Nevada-based metal recycling company, from November 2018 to May 2025. Prior to AQMS, from May 2016 to November 2018, Mr. Merrill served as the Chief Financial Officer and Director of Finance & Accounting at Klondex Mines Ltd., a Nevada-based international mining company listed on both the Toronto and New York Stock Exchanges (NYSE: KLDX) where he was part of the senior leadership team that facilitated its successful acquisition by Hecla Mining Company (NYSE: HL).

Prior to joining Klondex, Judd served as Chief Financial Officer and Corporate Secretary of the Company (NYSE: LODE) from December 2011 to May 2016, and prior to joining the Company, he also served as Controller and Treasurer for Fronteer Gold, Inc. (TSE:FRG), a gold exploration company successfully acquired by Newmont Mining Corp (NYSE:NEM). Mr. Merrill began his career at Deloitte & Touche LLP and spent six years working in broader financial accounting, reporting and internal controls. Mr. Merrill holds a Bachelor of Science in Accounting from Central Washington University and he received an M.B.A. from the University of Nevada, Reno and is a licensed Certified Public Accountant (“CPA”).

Mr. Merrill will be entitled to an annual salary of $389,500.

The press release announcing the changes to the management of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1	Employment Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: May 15, 2025	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer